                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.)

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                              GARTMORE MUTUAL FUNDS
                             -----------------------
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                              GARTMORE MUTUAL FUNDS

                                                                  April 26, 2007

                      YOUR IMMEDIATE ATTENTION IS REQUESTED

The Gartmore  Mutual Funds are  continuing  to solicit  shareholder  approval of proposals in connection with the sale of NWD Investments to Nationwide Financial
Services.  Shareholders  are being  asked to approve a new  investment  advisory agreement  (and  subadvisory  agreement  for  certain  funds) as a result of the transaction between Nationwide Financial Services and Nationwide Corporation.

There are a number of agent  accounts  and those of their  clients  that  remain unvoted.  We would  appreciate your help in  communicating  these quick and easy ways of voting as well as the important  message that all votes are important to achieving our goal. There are three methods that you can use right now to ensure that all shares are counted toward this important vote.

We are focusing on the following Gartmore Funds:

Gartmore China Opportunities Fund    Gartmore Optimal Allocations Fund:
Gartmore Investor Destinations       Moderate
Conservative Fund                    Gartmore Optimal Allocations Fund:
Gartmore Investor Destinations       Moderate Growth
Moderately Conservative Fund         Gartmore Optimal Allocations Fund:
Gartmore Investor Destinations       Specialty
Moderate Fund                        Gartmore Short Duration Bond Fund
Gartmore Micro Cap Equity Fund       Gartmore Small Cap Fund
Gartmore Optimal Allocations Fund:   Gartmore Small Cap Leaders Fund
Growth                               Gartmore U.S. Growth Leaders Fund
                                     Gartmore U.S. Growth Leaders
                                     Long-Short Fund
                                     Gartmore Worldwide Leaders Fund

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TO SPEAK TO A PROXY  VOTING  SPECIALIST:  Dial  toll-free  1-877-333-2303  and a representative  from ADP will  assist you with voting your shares and answer any of your proxy-related  questions.  Representatives are available Monday - Friday
9:00 a.m. - 9:00 p.m.  (Eastern  Time) and  Saturday,  10:00  a.m.  to 6:00 p.m.
(Eastern Time).

VOTE BY TOUCH-TONE:  Dial the toll-free  touch-tone voting number listed on your proxy card,  enter the CONTROL  NUMBER printed on your proxy card and follow the simple  instructions.  Telephone  voting is  available  24 hours a day, 7 days a week. THIS CALL IS TOLL-FREE. If you have received more than one proxy card, you can vote each card during the call. Each card has a different control number.

VOTE VIA THE INTERNET:  Go to the website  listed on your proxy card,  enter the
CONTROL NUMBER printed on your proxy card and follow the simple instructions. If you have  received  more  than one  proxy  card,  you can vote  each card on the website. Each card has a different control number.
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IF YOU DO NOT HAVE YOUR PROXY CARD, PLEASE CALL 888.366.0404 FOR ASSISTANCE WITH
VOTING.

             ALL VOTES ARE IMPORTANT-PLEASE VOTE YOUR SHARES TODAY!